UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22467

Kayne Anderson Midstream/Energy Fund, Inc.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor

Houston, Texas 77002

(Address of principal executive offices) (Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2016

Date of reporting period: August 31, 2016

Item 1.	Schedule of Investments.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 137.1%
Equity Investments(1) — 116.4%
United States — 114.4%
Midstream Company(2) — 64.9%
Capital Product Partners L.P. — Class B Units(3)(4)(5)(6)	606	$4,406
Dynagas LNG Partners LP(3)	1,296	19,019
EnLink Midstream, LLC	5	85
GasLog Partners LP(3)	730	14,483
Golar LNG Partners LP (3)	752	14,594
Höegh LNG Partners LP(3)	316	5,893
Kinder Morgan, Inc.(7)	178	3,883
KNOT Offshore Partners LP(3)	802	14,927
ONEOK, Inc.(7)(8)	706	33,082
Plains GP Holdings, L.P.(3)(8)(9)	1,493	16,995
Plains GP Holdings, L.P. — Plains AAP, L.P.(3)(5)(8)(9)(10)	1,836	20,897
SemGroup Corporation	244	7,596
Spectra Energy Corp.(11)	406	14,465
Tallgrass Energy GP, LP(3)	388	9,022
Targa Resources Corp.(7)	588	25,639
The Williams Companies, Inc.	460	12,852
VTTI Energy Partners LP(3)	471	9,064

		226,902

Midstream MLP(2)(12) — 44.9%
Arc Logistics Partners LP	437	6,441
Buckeye Partners, L.P.	101	7,064
Crestwood Equity Partners LP	195	4,060
DCP Midstream Partners, LP (7)	326	10,668
Enbridge Energy Management, L.L.C.(13)(14)	1,729	39,355
Energy Transfer Partners, L.P.	373	14,880
EnLink Midstream Partners, LP	182	3,219
Enterprise Products Partners L.P.	309	8,146
EQT Midstream Partners, LP	34	2,673
Global Partners LP	240	3,640
Magellan Midstream Partners, L.P.(7)	24	1,660
MPLX LP	237	7,858
NuStar Energy L.P.	40	1,920
ONEOK Partners, L.P.(8)	277	10,749
PBF Logistics LP	27	548
Phillips 66 Partners LP	36	1,781
Spectra Energy Partners, LP	50	2,282
Sunoco Logistics Partners L.P.	282	8,332
Sunoco LP	54	1,615
TC PipeLines, LP	2	121
Tesoro Logistics LP	140	6,710
Western Gas Partners, LP	113	5,709
Williams Partners L.P.	197	7,494

		156,925

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Other Energy Company — 4.5%
Anadarko Petroleum Corporation — 7.50% Tangible Equity Units(15)	145	$5,554
Macquarie Infrastructure Corporation(7)	114	9,137
NRG Yield, Inc. — Class A	69	1,113

		15,804

Total United States (Cost — $379,566)		399,631

Canada — 2.0%
Midstream Company(2) — 2.0%
Enbridge Inc.(11)	60	2,369
TransCanada Corporation	100	4,522

Total Canada (Cost — $6,655)		6,891

Total Equity Investments (Cost — $386,221)		406,522

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 20.7%
United States — 17.6%
Upstream — 15.3%
California Resources Corporation(5)(8)	8.000%	12/15/22	$10,425	7,089
Canbriam Energy Inc.(5)	9.750	11/15/19	9,390	9,836
Chief Oil & Gas LLC(5)	(16)	8/8/21	9,609	8,648
Eclipse Resources Corporation	8.875	7/15/23	13,000	12,090
Energy & Exploration Partners, Inc.(4)(5)(17)	(18)	5/31/22	52	34
Goodrich Petroleum Corporation(5)(19)(20)	8.875	3/15/18	1,777	257
Goodrich Petroleum Corporation(19)(20)	8.875	3/15/19	1,000	4
Jonah Energy LLC(5)	(21)	5/29/21	3,000	2,610
Jones Energy, Inc.	9.250	3/15/23	5,000	4,450
Vantage Energy, LLC(5)	(22)	12/31/18	8,795	8,443

				53,461

Midstream Company(2) — 2.3%
SemGroup Corporation	7.500	6/15/21	2,500	2,525
Teekay Offshore Partners L.P.	6.000	7/30/19	6,712	5,504

				8,029

Total United States (Cost — $66,013)				61,490

Canada — 3.1%
Upstream — 3.1%
Athabasca Oil Corporation(5)	7.500	11/19/17	(23)	5,177
Jupiter Resources Inc.(5)	8.500	10/1/22	7,250	5,764

Total Canada (Cost — $10,863)				10,941

Total Debt Investments (Cost — $76,876)				72,431

Total Long-Term Investments (Cost — $463,097)				478,953

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.19%(24) (Cost — $517)	517	$517

Total Investments — 137.2% (Cost — $463,614)		479,470

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(19)
Midstream Company(2)
Kinder Morgan, Inc.	$22.00	10/21/16	150	(13)
Kinder Morgan, Inc.	23.00	9/16/16	100	(1)
ONEOK, Inc.	49.00	10/21/16	470	(54)
ONEOK, Inc.	50.00	10/21/16	470	(40)
Targa Resources Corp.	46.00	10/21/16	130	(17)
Targa Resources Corp.	47.00	10/21/16	130	(13)

				(138)

Midstream MLP(2)
DCP Midstream Partners, LP	35.00	9/16/16	200	(6)
Magellan Midstream Partners, L.P.	72.50	10/21/16	10	(1)

				(7)

Other Energy Company
Macquarie Infrastructure Corporation	80.00	10/21/16	260	(50)
Macquarie Infrastructure Corporation	85.00	10/21/16	260	(9)

				(59)

Total Call Option Contracts Written (Premiums Received — $219)				(204)

Debt				(108,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(35,000)
Other Assets in Excess of Other Liabilities				13,107

Net Assets Applicable to Common Stockholders				$349,373

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are categorized as “Midstream” if they (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

(3)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(4)	Fair valued security.

(5)	The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2016, the aggregate value of restricted securities held by the Fund was $73,161 (14.7% of total assets).

(6)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the third quarter.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(7)	Security or a portion thereof is segregated as collateral on option contracts written.

(8)	The Fund believes that it is an affiliate of Plains GP Holdings, L.P. (“Plains GP”). The Fund does not believe that it is an affiliate of ONEOK Partners, L.P., ONEOK, Inc. or California Resources Corporation.

(9)	On July 11, 2016, Plains All American Pipeline, L.P. (“PAA”) announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”) to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt.

(10)	The Fund holds an interest in PAA GP, which controls the general partner of PAA. Plains GP (which trades on the NYSE under the ticker “PAGP”) also holds an equity interest in PAA GP. The Fund’s ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Fund’s option.

(11)	On September 6, 2016, Enbridge Inc. (“ENB”) and Spectra Energy Corp. (“SE”) announced an agreement to combine in a stock-for-stock merger transaction. Under the terms of the agreement, each shareholder of SE will receive 0.984 shares of ENB for each share of SE they own.

(12)	Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 23.7% of its total assets invested in publicly-traded partnerships at August 31, 2016. It is the Fund’s intention to be treated as a RIC for tax purposes.

(13)	Dividends are paid-in-kind.

(14)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(15)	Security is comprised of a prepaid equity purchase contract and a senior amortizing note. Unless settled earlier, each prepaid equity purchase contract will settle on June 7, 2018 for between 0.7159 and 0.8591 Western Gas Equity Partners, LP (“WGP”) common units (subject to Anadarko Petroleum Corporation’s (“APC”) right to deliver APC common stock in lieu of WGP common units). The Fund receives a quarterly payment of 7.50% per annum on the $50 per unit stated amount of the security.

(16)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of August 31, 2016).

(17)	On May 13, 2016, Energy & Exploration Partners, Inc. emerged from a bankruptcy proceeding under Chapter 11 of the Bankruptcy Code. As a result of the reorganization, the Fund received a Senior Secured Second Lien Term Loan (principal amount of $52) and an equity interest in the company.

(18)	Interest is paid in kind at a fixed rate per annum equal to 5.00%.

(19)	Security is non-income producing.

(20)	On April 15, 2016, Goodrich Petroleum Corporation (“Goodrich”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas seeking relief under Chapter 11 of the Bankruptcy Code. As of August 31, 2016, the Fund held Goodrich second lien notes (maturing in 2018) and unsecured notes (maturing in 2019). During the first quarter of fiscal 2016, the Fund stopped accruing interest income related to its investments in Goodrich. On October 12, 2016, Goodrich announced that it has emerged from bankruptcy. Pursuant to the reorganization, Goodrich’s existing common stock has been cancelled, and its new common stock will be issued to second lien noteholders, unsecured noteholders, general unsecured claim holders and management. Goodrich anticipates that its common stock will be traded on the over-the-counter (“OTC”) market and plans to list on a major exchange at a later date.

(21)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of August 31, 2016).

(22)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (8.50% as of August 31, 2016).

(23)	Principal amount is 6,850 Canadian dollars.

(24)	Rate indicated is the current yield as of August 31, 2016.

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2016, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P.(1)	(2)	(3)	1,836	$5,298	$20,897	$11.38	6.0%	4.2%
Senior Notes and Secured Term Loans(4)
Athabasca Oil Corporation	(2)	(5)	(6)	5,306	5,177	n/a	1.5	1.0
California Resources Corporation	(2)	(5)	$10,425	6,909	7,089	n/a	2.0	1.4
Canbriam Energy Inc.	(2)	(7)	9,390	9,457	9,836	n/a	2.8	2.0
Chief Oil & Gas LLC	(2)	(7)	9,609	9,284	8,648	n/a	2.5	1.7
Goodrich Petroleum Corporation(8)	9/25/15	(5)	1,777	1,777	257	n/a	0.1	0.1
Jonah Energy LLC	5/8/14	(7)	3,000	2,969	2,610	n/a	0.7	0.5
Jupiter Resources Inc.	(2)	(7)	7,250	5,556	5,764		1.6	1.2
Vantage Energy, LLC	(2)	(7)	8,795	8,763	8,443	n/a	2.4	1.7

Total				$55,319	$68,721		19.6%	13.8%

Level 3 Investments(9)
Equity Investments
Capital Product Partners L.P.
Class B Units	(2)	(5)	606	3,689	4,406	7.27	1.3	0.9
Senior Notes
Energy & Exploration Partners, Inc.	5/13/16	(7)	$52	26	34	n/a	—	—

Total				$3,715	$4,440		1.3%	0.9%

Total of all restricted investments				$59,034	$73,161		20.9%	14.7%

(1)	The Fund values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”).

(2)	Security was acquired at various dates during prior fiscal years.

(3)	The Fund’s investment in PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Fund’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	Principal amount is 6,850 Canadian dollars.

(7)	Unregistered security of a private company.

(8)	Security has filed voluntary petitions in the United States Bankruptcy Court seeking relief under Chapter 11 of the Bankruptcy Code. See Schedule of Investments.

(9)	Securities are valued using inputs reflecting the Fund’s own assumptions.

At August 31, 2016, the cost basis of investments for federal income tax purposes was $477,210. At August 31, 2016, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$53,314
Gross unrealized depreciation	(51,053)

Net unrealized appreciation	$2,261

The identified cost basis of federal tax purposes is estimated based on information available from the Fund’s portfolio companies. In some cases, this information is very limited. Accordingly, the actual cost basis may prove higher or lower than the estimated cost basis included above.

As required by the Fair Value Measurement and Disclosures of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC 820”), the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2016, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$406,522	$381,219	$20,897	(1)	$4,406
Debt investments	72,431	—	72,397		34
Short-term investments	517	517	—		—

Total assets at fair value	$479,470	$381,736	$93,294		$4,440

Liabilities at Fair Value
Call option contracts written	$204	$—	$204		$—

(1)	The Fund’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Fund’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Fund values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

For the nine months ended August 31, 2016, there were no transfers between Level 1 and Level 2.

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the nine months ended August 31, 2016.

	Equity	Debt	Total
Balance — November 30, 2015	$4,327	$—	$4,327
Purchases	2,500	—	2,500
Transfers in from Level 2	—	1,570	1,570
Transfers out to Level 1 and 2	(2,500)	(857)	(3,357)
Realized gains (losses)	—	(687)	(687)
Unrealized gains (losses), net	79	8	87

Balance — August 31, 2016	$4,406	$34	$4,440

The purchase of $2,500 relates to the Fund’s investment in Sunoco LP that was made in December 2015.

The $1,570 of transfers in from Level 2 relate to the Fund’s investments in the Goodrich Petroleum Corporation (“Goodrich”) 8.875% second lien senior secured notes due 2018 (the “Goodrich Second Lien Notes”) and Energy & Exploration Partners, Inc. (“ENXP”) senior secured second lien term loan (“ENXP Second Lien Term Loan”). The $857 of transfers out to Level 2 relate to the Goodrich Second Lien Notes, as trading activity during the third quarter supported a Level 2 valuation for this security. The $2,500 transfer out to Level 1 relates to the Fund’s investment in Sunoco LP that became marketable during the second quarter of 2016. The Fund utilizes the beginning of reporting period method for determining transfers between levels.

The $687 of realized losses relate to the Fund’s investment in ENXP and were a result of ENXP completing its Chapter 11 restructuring.

The $87 of net unrealized gains relate to investments that were still held at August 31, 2016.

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2016
Call options written	Call option contracts written	$(204)

The following table sets forth the effect of the Fund’s derivative instruments on the Fund’s operations:

		For the Nine Months Ended August 31, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$781	$18

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2016, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	84.9%
Debt securities	15.1%
Securities of MLPs(1)	32.8%
Largest single issuer	8.2%
Restricted securities	15.3%

(1)	Securities of MLPs consist of entities that are structured as limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, and their affiliates.

Securities valuation policies and other investment related disclosures are hereby incorporated by reference to the Fund’s semi-annual report previously filed with the Securities and Exchange Commission on form N-CSR on July 21, 2016 with a file number 811-22467.

Other information regarding the Fund is available in the Fund’s most recent annual report. This information is also available on the Fund’s website at www.kaynefunds.com; or on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2.	Controls and Procedures.

(a)  As of a date within 90 days of the filing date of this report, the principal executive officer and the principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

The certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed as exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

/S/ KEVIN S. MCCARTHY
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors and Chief Executive Officer
Date:	October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ KEVIN S. MCCARTHY
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors and Chief Executive Officer
Date:	October 28, 2016

/S/ TERRY A. HART
Name:	Terry A. Hart
Title:	Chief Financial Officer and Treasurer
Date:	October 28, 2016